September 2014

Exhibit B

Sierra Madre Mining Inc / Joint Venture / Sales Agreement

Exhibit for the distribution of class B stock to the members of AJA Mining LLC and Gold Basin Mining Exp LLC.

NAME                                                           Number of Shares

John T. Arkoosh                                              4,088,379

Gail A. Arkoosh                                              69,113

Donald H. Sundeen                                         686,264

Lawrence E. Chizmar                                      1,016,319

George W. Grus                                              775,300

Keith S. Jay                                                    3,788,379

Thomas J. Arkoosh                                         3,803,521

1988 Fine Revocable Trust                              772,725

Howard F. Fine and Carol M. Fine Trustees

                                                       Total       15,000,000 shares